Share-based payment arrangements	6 Months Ended
Jun. 30, 2026
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Share-based payment arrangements	Share-based payment arrangements
Issuance of a new performance based share units ("PSU") award
In March 2026, the Company granted 65 million units of PSU award to selected employees and directors of the Group, all of which remain outstanding as at June 30, 2026. The vesting of the awards is conditional upon meeting future non-market performance targets and market stock price conditions, both established at escalating thresholds, as well as completion of a specified period of service.
The Company recognizes share-based compensation expense on a straight-line basis over the performance period, which also constitutes the vesting period of each award. For awards subject to non-market performance conditions, the number of awards expected to vest is revised at each reporting date based on the best estimate of the number of instruments expected to satisfy the performance conditions. For awards subject to market conditions, the effect of those conditions is reflected in the grant date fair value of the award and is not subsequently revised.
The fair value of PSU granted in the six months ended June 30, 2026 was determined at the grant date, taking into account market condition. Fair value of the PSU award units has been measured using a Monte Carlo simulation model. A summary of the measurement of the fair value and inputs at grant date is as follows:

June 30, 2026
Fair value at grant date (weighted average)	$1.83
Share price at grant date	$3.55
Expected volatility	45%
Expected term	10 years
Risk-free rate	4.25%
The expected volatility is based on an evaluation of the historical volatility of the Company's share price and the implied volatility derived from its traded options.